Exhibit 1

                           JOINT FILING AGREEMENT

     This will confirm the agreement by and among all the undersigned that the Schedule 13D filed on or about this date and any further amendments to the Schedule 13D with respect to beneficial ownership by the undersigned of shares of the Common Stock, par value $0.01 per share, of HealthGate Data Corp., are being filed on behalf of each of the undersigned in accordance with Rule 13D-1(k)(1) under the Securities Exchange Act of 1934. This agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated:  May 9, 2003


                                    GE CAPITAL EQUITY INVESTMENTS, INC.

                                    By:     /s/ Peter J. Muniz
                                       ------------------------------
                                         Name:  Peter J. Muniz
                                         Title: Senior Vice President

                                    GENERAL ELECTRIC CAPITAL CORPORATION

                                    By:     /s/ Peter J. Muniz
                                       ------------------------------
                                         Name:  Peter J. Muniz
                                         Title: Department Operations Manager

                                    GENERAL ELECTRIC CAPITAL SERVICES, INC.

                                    By:     /s/ Peter J. Muniz
                                       ------------------------------
                                         Name:  Peter J. Muniz
                                         Title: Attorney-in-Fact*

                                    NATIONAL BROADCASTING COMPANY, INC.

                                    By:     /s/ Elizabeth Newell
                                       ------------------------------
                                         Name:  Elizabeth Newell
                                         Title: Assistant Secretary

                                    GENERAL ELECTRIC COMPANY

                                    By:     /s/ Peter J. Muniz
                                       ------------------------------
                                         Name:  Peter J. Muniz
                                         Title: Attorney-in-Fact*

* Power of attorney attached hereto as Exhibit 12.